SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): January 16, 1998


                        United States Filter Corporation
     ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware               1-10728        33-0266015
----------------------------  --------------  -------------------
(State or other jurisdiction   (Commission      (IRS Employer
      of incorporation)        File Number)   Identification No.)



   40-004 Cook Street, Palm Desert, California      92211
   -------------------------------------------    ----------
    (Address of principal executive offices)      (Zip code)



Registrant's telephone number, including area code:  760-340-0098







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Item 2.     Acquisition or Disposition of Assets.

     On January 16, 1998, United States Filter Corporation, a Delaware corporation (the "Company"), through a wholly-owned subsidiary, U.S. Filter/KG Acquisition Corp. ("Acquisition"), completed the acquisition of all of the outstanding capital stock of The Kinetics Group, Inc., a Delaware corporation ("Kinetics"), pursuant to a Merger Agreement dated as of December 31, 1997 by and among the Company, Acquisition, Kinetics and certain stockholders of Kinetics. The acquisition was effective as of December 31, 1997. The transaction was structured as a tax-free merger and will be accounted for as a pooling of interests. The Company intends to continue the historic business of Kinetics.

     The purchase price for Kinetics was $230.0 million (the "Purchase Price"). The Purchase Price was paid by delivery of 5,803,803 shares of the Company's Common Stock, par value $.01 (the "Company Shares"), based on an exchange ratio of approximately .58 shares of Common Stock of the Company for every share of capital stock of Kinetics (the "Conversion Ratio"), and the repayment of approximately $50.0 million of third party institutional debt. The Company Shares were valued for this purpose at $31.259 per share. The Company agreed to establish a shelf registration for the Company Shares after closing. The consideration for the acquisition of such capital stock was determined by arms' length negotiations between representatives of the parties.

            Kinetics is the leading U.S. provider and manufacturer of sophisticated high purity process piping systems and is also a major U.S.
integrator of high purity water, fluid and gas handling systems that are critical to the pharmaceutical, biotechnology and microelectronics industries. Kinetics offers turnkey solutions to its customers, who are industry-leading manufacturers in their respective market areas.

            The foregoing is qualified in its entirety by the text of the Merger Agreement incorporated herein by reference as an Exhibit hereto.

Item 7.     Financial Statements and Exhibits.

            (a)   Financial Statements of Businesses Acquired.

                  The financial statements required to be filed by this Item will be filed by amendment not later than 60 days after January 31, 1998.

            (b)   Pro Forma Financial Information.


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                  The  financial  statements  required  to be filed by this Item will be filed by amendment not later than 60 days after January 31, 1998.

            (c)   Exhibits.

            Exhibit No.       Description
            -----------       -----------
            2.1               Merger  Agreement  dated as of  December  31,
                              1997, among United States Filter Corporation,
                              U.S.   Filter/KG   Acquisition   Corp.,   The
                              Kinetics Group,  Inc., The Bianco Family 1991
                              Trust,  Dated  February  1,  1991,  David  J.
                              Shimmon   and  BT  Capital   Partners,   Inc.
                              (incorporated  by reference to the  Company's
                              Current Report on Form 8-K dated as of December 31, 1997)












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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    United States Filter Corporation


Date:  January 23, 1998       By:   /s/ Damian C. Georgino
                                    ------------------------
                                    Damian C. Georgino
                                    Senior Vice President,
                                    General Counsel and
                                    Corporate Secretary














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                                  EXHIBIT INDEX




Exhibit No.              Description
-----------              -----------
 2.1                    Merger Agreement dated as of
                        December 31, 1997, among
                        United States Filter
                        Corporation, U.S. Filter/KG
                        Acquisition Corp., The
                        Kinetics Group, Inc., The
                        Bianco Family 1991 Trust,
                        Dated February 1, 1991, David
                        J. Shimmon and BT Capital
                        Partners, Inc. (incorporated
                        by   reference  to the Company's
                        Current  Report  on Form 8-K
                        dated as of December 31, 1997)





















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